                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)
           (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED WITH
                  THE FORM OF ELECTION/LETTER OF TRANSMITTAL)

A FORM OF ELECTION/LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND SIGNED, MUST BE SUBMITTED ALONG WITH THIS GUARANTEE OF DELIVERY IN ORDER TO MAKE AN EFFECTIVE ELECTION. SUBMISSION OF THIS GUARANTEE OF DELIVERY ALONE, WITHOUT A PROPERLY COMPLETED AND SIGNED FORM OF ELECTION/LETTER OF TRANSMITTAL, DOES NOT CONSTITUTE AN EFFECTIVE ELECTION AND WILL NOT PRESERVE THE HOLDER'S RIGHT TO MAKE AN ELECTION.

Ladies and Gentlemen:

     In connection with the proposed Merger (as defined in the Form of Election/Letter of Transmittal), the undersigned record holder hereby agrees to deliver, subject to the conditions set forth in the Form of Election/Letter of Transmittal, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in the Form of Election/Letter of Transmittal.

                                                                -------------------------------------------------
Number of Shares:

- -------------------------------------------------               -------------------------------------------------
Certificate Nos. (if available):                                (NAME(S) OF RECORD HOLDER(S)--PLEASE PRINT)

                                                                -------------------------------------------------
- -------------------------------------------------
Check ONE box if Shares will be delivered by book-entry         -------------------------------------------------
transfer and note account number:                                                  (ADDRESS(ES))
/ / The Depository Trust Company                                -------------------------------------------------
/ / Philadelphia Depository Trust Company                                                              (ZIP CODE)
                                                                -------------------------------------------------
Account Number:                                                            (AREA CODE AND TELEPHONE NO.)
                   ------------------------------
                                                                -------------------------------------------------
                                                                            (SIGNATURE OF RECORD HOLDER)

                                                                -------------------------------------------------
                                                                Dated:
                                                                        ----------------------------------------



The undersigned is an Eligible Institution (as defined in the   -------------------------------------------------
Form of Election/Letter of Transmittal), and guarantees to                         (NAME OF FIRM)
deliver to the Exchange Agent the certificates representing     -------------------------------------------------
the Shares to which the accompanying Form of Election/Letter                   (AUTHORIZED SIGNATURE)
of Transmittal relates, duly endorsed in blank or otherwise in  -------------------------------------------------
form acceptable for transfer on the books of National Re,                             (ADDRESS)
along with a properly completed and signed Form of              -------------------------------------------------

Election/Letter of Transmittal and any other required doc-                                             (ZIP CODE)
uments, no later than 5:00 p.m., New York City time, prior to   -------------------------------------------------
the third New York Stock Exchange trading day after the                    (AREA CODE AND TELEPHONE NUMBER)
Election Deadline.
                                                                Dated:
                                                                       ------------------------------------------

     NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. SHARE CERTIFICATES SHOULD ONLY BE SENT WITH YOUR FORM OF ELECTION/LETTER OF TRANSMITTAL.

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             SHARES OF COMMON STOCK
                                       OF
                            NATIONAL RE CORPORATION

     As set forth in the Form of Election/Letter of Transmittal, this form, or one substantially equivalent hereto, must be used to effectuate an Election (as defined in the Form of Election/Letter of Transmittal) if certificates for shares of the common stock, no par value per share ('National Re Common Stock' or the 'Shares'), of National Re Corporation, a Delaware corporation ('National Re'), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit certificates representing Shares covered by the Form of Election/Letter of Transmittal to reach the Exchange Agent by 5:00 p.m., New York City time, on September 30, 1996, unless such deadline is extended. This Notice of Guaranteed Delivery must be delivered (the method of delivery is at the option and risk of the stockholder) to American Stock Transfer & Trust Company (the 'Exchange Agent'). See the Instructions to the Form of Election/Letter of Transmittal.

                            The Exchange Agent is:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

    By Hand or Overnight Delivery:                   By Mail:

American Stock Transfer & Trust Company  American Stock Transfer & Trust Company
      40 Wall Street, 46th Floor             40 Wall Street, 46th Floor
       New York, New York 10005               New York, New York 10005

                                 By Facsimile
                       (For Eligible Institutions Only):
                                (718) 234-5001

                             Confirm by Telephone:
                                (800) 937-5449

                            ------------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE FORM OF ELECTION/LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN 'ELIGIBLE INSTITUTION' (AS DEFINED UNDER THE INSTRUCTIONS THERETO), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE FORM OF ELECTION/LETTER OF TRANSMITTAL.